SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2004



                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                Delaware                               06-1242753
      (State or other jurisdiction                    (IRS employer
             of incorporation)                     identification no.)


                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)


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Item 5.  Other Events


     On January 15, 2004, Centennial Communications Corp. issued a press release announcing that it has received a commitment for a new $750 million senior secured credit facility, and also is pursuing, subject to market conditions, an offering of approximately $250 million in aggregate principal amount of privately-placed senior notes. A copy of the press release is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         7(c)     Exhibits

                  99.1 Press Release of Centennial  Communications  Corp., dated
                       January 15, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTENNIAL COMMUNICATIONS CORP.


Date:  January 15, 2004                By:      /s/ Tony L. Wolk
                                          ----------------------
                                          Tony L. Wolk
                                          Senior Vice President, General Counsel



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1      Press Release of Centennial  Communications  Corp.,  dated January 15,
          2004


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